UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023

PIMCO Energy and Tactical Credit Opportunities Fund

(Exact name of registrant as specified in its charter)

Massachusetts

(State or Other Jurisdiction of Incorporation)

811- 23390	83-2312108
(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

(844) 337-4626

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	NRGX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 20, 2023 the Board of Trustees (the “Board”) of PIMCO Energy and Tactical Credit Opportunities Fund (the “Fund”) approved: (i) changing the Fund’s name to “PIMCO Dynamic Income Strategy Fund” and its ticker symbol on the New York Stock Exchange to “PDX”; (ii) changes to the investment objectives, certain non-fundamental investment guidelines and principal investment strategies and risk factors of the Fund, including the rescission of the Fund’s non-fundamental policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments linked to the energy sector and in investments linked to the credit sectors (the “80% Policy”); (iii) a 0.10% reduction in the annual management fee rate paid by the Fund to Pacific Investment Management Company LLC (“PIMCO”), the investment manager of the Fund, from 1.35% to 1.25% of the Fund’s average daily total managed assets; and (iv) amendments to the Fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws, each dated December 13, 2018, for the sole purpose of changing the name of the Fund. In addition, the following individuals will be added to the Fund’s portfolio management team: Dan Ivascyn, Managing Director and Group Chief Investment Officer, Alfred Murata, Managing Director, and Giang Bui, Executive Vice President.

A summary of the Fund’s revised investment objectives and strategies is attached hereto as Exhibit 99.1. In accordance with Rule 35d-1 under the 1940 Act, the Fund will provide shareholders of the Fund with 60 days’ written notice of the rescission of the 80% Policy. All of the changes described above will be effective on November 21, 2023 (the “Effective Date”); except that the reduction in the annual management fee rate paid by the Fund to PIMCO will be effective on December 1, 2023. A copy of the press release relating to the changes described above is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Investment Objectives and Strategies
	99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIMCO Energy and Tactical Credit Opportunities Fund

By: /s/ Ryan G. Leshaw
Name: Ryan G. Leshaw
Title: Chief Legal Officer

Date: September 22, 2023